BrickellBio

NASDAQ: BBI

# ARGYLE: U.S. Phase 3 Open-Label, Long-Term Safety Study

Making Fresh Tracks in Dermatology®

Investor Call | April 23, 2021

# Forward-Looking Statements

- This presentation contains forward-looking statements that involve substantial risk and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation other than statements of historical fact, including, but not limited to, statements regarding our strategy; our ongoing and future clinical and non-clinical trials including timing and ability to complete and later report data therefrom; future operations and attendant results; ability to supply material and products; future financial position; liquidity; future revenue; projected expenses; prospects; and staffing, plans and objectives of management are forward-looking statements. The words "believe," "could," "may," "will," "estimate," "continue," "anticipate," "intend," "plan," "expect," "predict," "potential," "look forward," "opportunity," "goals," or "should," and similar expressions and their variants, as they relate to Brickell Biotech, Inc., or any of our business partners, are intended to identify forward-looking statements. Such statements are based on Brickell's current expectations and involve risks and uncertainties. Actual results and performance could differ materially from those projected in the forward-looking statements as a result of many factors.

- Statements regarding the following subjects, among others, may be forward-looking: Expectations regarding the successful development, regulatory approval and commercialization of sofpironium bromide and our other product candidates; expectations regarding our intellectual property rights and that of our partners; expectations regarding the results and timing of results of clinical trials for sofpironium bromide and our other product candidates; expectations regarding the potential market size, opportunity and growth potential for sofpironium bromide and our other product candidates; expectations regarding the degree of physician and patient adoption and reimbursement, funding and use of sofpironium bromide following regulatory approval in countries like Japan where it has been obtained and in other countries, if received; our relationship with, and expectations of, our product development partners; our cash (and equity) position and ability to obtain adequate financing in the future on satisfactory terms or at all; our expenses and capital requirements; the timing or likelihood of regulatory filings and approvals; the implementation of our business model, strategic plans for our business, product candidates and technology; the scope of protection we are able to establish and maintain for intellectual property rights covering our product candidates and technology; and developments relating to our competitors; and our business development efforts to enhance the Brickell product pipeline.

- These forward-looking statements are based largely on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, legal compliance, business strategy, short-term and long-term operations and objectives. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including those described in Part I, Item 1A. "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2020, and under a similar heading in any other periodic or current report we may file with the U.S. Securities and Exchange Commission (the "SEC"), in the future. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge quickly and from time to time. It is not possible for our Company to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement.

# A Multicenter, Randomized, Open-Label, Phase 3 Long-Term Safety Study (Argyle) of Topically Applied Sofpironium Bromide (SB) Gel, 5% and 15%, in Subjects with Primary Axillary Hyperhidrosis

Brandon M Kirsch, MD[1], Stacy Smith, MD[2], Joel Cohen, MD[3], Janet DuBois, MD[4], Adelaide Hebert, MD[5], Tory Sullivan, MD[6], Lawrence Green, MD[7], Neal Bhatia, MD[8], David Pariser, MD[9], Ping-Yu Liu, PhD[10], Deepak Chadha, MS, MBA, RAC[11]

[1]Kirsch Dermatology, Naples, FL, [2]California Dermatology and Clinical Research Institute, Encinitas, CA, [3]AboutSkin Dermatology and DermSurgery, Greenwood Village, CO; Department of Dermatology, University of California, Irvine, CA, [4]DermResearch, Inc., Austin, TX, [5]Department of Dermatology, The University of Texas Health Science Center, Houston, TX, [6]Sullivan Dermatology, North Miami Beach, FL, [7]Department of Dermatology, George Washington University School of Medicine, Washington, DC, [8]Therapeutic Dermatology, San Diego, CA, [9]Pariser Dermatology, Norfolk, VA, [10]Fred Hutchinson Cancer Research Center, Seattle, WA, [11]Brickell Biotech, Inc., Boulder, CO, USA

# Disclosures

- Funding/Support
  - The following clinical trial was supported by Brickell Biotech, Inc.
- Financial Disclosures
  - Stacy Smith, MD, Joel Cohen, MD, Janet DuBois, MD, Tory Sullivan, MD, Lawrence Green, MD, Neal Bhatia, MD, and David Pariser, MD were study investigators and received payment from Brickell Biotech, Inc. for their services. Adelaide Hebert, MD was a study investigator but did not receive direct payment from Brickell Biotech, Inc. Research funding was paid to the University of Texas Health Science Center. Deepak Chadha, MS, MBA, RAC is an employee of Brickell Biotech, Inc. Brandon Kirsch, MD and Ping-Yu Liu, PhD are consultants to Brickell Biotech, Inc.
- Regulatory Statement
  - Sofpironium bromide is an investigational agent in the United States. Sofpironium bromide gel, 5% is approved in Japan for the treatment of axillary hyperhidrosis (ECCLOCK® Gel 5%) .
- Disclaimer
  - The product related statements contained in this presentation are based on preclinical and clinical trial data. Development of this investigational medicinal product is ongoing; the efficacy and safety of sofpironium bromide have not yet been established by the FDA. There is no guarantee that this investigational product will receive approval for use in the United States or become commercially available.

# Hyperhidrosis Background



- Hyperhidrosis affects 4.8% of U.S. or >15M individuals[1]
- Over 10 million individuals in the U.S. suffer from axillary hyperhidrosis (AHH)[1]
- 75% of HH sufferers report a profoundly negative impact on their social life, wellbeing, emotional and mental health[1]
- Long-term treatment is often necessary given the chronic nature of primary axillary hyperhidrosis

[1]Hyperhidrosis: An update on prevalence and severity of hyperhidrosis in the United States, Doolittle, James, October 2016

# Topical Retrometabolic Anticholinergic Agent

## MECHANISM OF ACTION



Skin
Hair
Sweat gland
AC
AC
Selective binding
Sweat gland
M3 AC receptors
Sofpironium bromide
Being Investigated to Inhibit Sweat Production
Acetylcholine (AC) binds to M3 AC receptors in sweat glands inducing sweat production
Sofpironium bromide was designed to bind selectively to M3 AC receptors, potentially inhibiting sweat production
One step (hydrolytic) metabolic deactivation
Sofpironium bromide
Sofpironium bromide metabolite
Systemic AC receptors
Sofpironium bromide metabolite
Designed to create fast elimination
Reduced binding affinity

- **Sofpironium bromide** is an analog of glycopyrrolate (an anticholinergic agent). It is an investigational drug in the United States, intended for the topical treatment of primary axillary hyperhidrosis.
- **Retrometabolic** molecules are designed such that they undergo rapid metabolism into less active moieties following absorption after topical application and therefore have a short systemic half-life.

# Study Objectives, Design and Methods

**In this open-label trial, the long-term safety, tolerability and efficacy of SB gel was evaluated in adult and pediatric subjects (300 total) with primary axillary hyperhidrosis***

| | |
|---|---|
| **OBJECTIVES** | ➤ To evaluate the long-term safety, local tolerability and efficacy of sofpironium bromide gel, 5% and 15% when applied topically to subjects with AHH |
| **TREATMENT DURATION** | ➤ 48-week treatment with a 4-week follow-up |
| **RANDOMIZATION** | ➤ Subjects were randomized 1:2 to receive either sofpironium bromide gel, 5% or 15% |
| **KEY INCLUSION CRITERIA** | ➤ Subjects ≥9 year of age with AHH of ≥6 months duration<br>➤ Hyperhidrosis Disease Severity Measure-Axillary (HDSM-Ax) scores of 3 or 4 (scale, 0 - 4) |
| **STUDY ASSESSMENTS** | ➤ Efficacy Assessments: HDSM-Ax, DLQI, PGI-S, PGI-C, HidroQOL; GSP was not measured<br>➤ Safety Assessments: Physical Exams, Adverse Events, Local Tolerability, Clinical Laboratories |

*This was NOT a rollover study

# Subject Disposition

## A total of 190 subjects completed this long-term open-label safety study

| | Total | SB gel, 5% n=103 (%) | SB gel, 15% n=197 (%) |
|---|---|---|---|
| Safety Population | 299 | 102[1] | 197 |
| Early Terminations | 110 | 31 (30.4) | 79 (40.1) |
| Due to Non-AEs | 73 | 26 (25.5) | 47 (23.9) |
| Due to AEs | 37 | 5 (4.9) | 32 (16.2) |
| **Completed 52 Weeks (EOS)** | **190** | **72 (70.6)** | **118 (59.9)** |

**NOTE**: SB gel, 15% discontinuations due to AEs (16.2%) were comparable to those observed in the 6-week Phase 2b dose-finding study (12.5%) (Kirsch, Brandon, et al. "Efficacy and safety of topical sofpironium bromide gel for the treatment of axillary hyperhidrosis: A phase II, randomized, controlled, double-blinded trial." Journal of the American Academy of Dermatology 82.6 (2020): 1321-1327)

[1]The number of subjects in the Safety Population for the 5% gel is 102 instead of 103 because one subject was randomized but never applied study product.

# Safety Summary at Week 48 End of Treatment

## SB gel safety results were consistent with a prior Phase 2b dose-finding study[1]
## Majority of the AEs were mild or moderate in severity and transient in nature

| TEAE = Treatment-Emergent Adverse Event | SB gel, 5% n=102 (%) | SB gel, 15% n=197 (%) |
|---|---|---|
| Any TEAE, n (%) | 58 (56.9) | 131 (66.5) |
| Treatment-Related TEAE | 23 (22.5) | 100 (50.8) |
| Treatment-Related TEAE by Severity | | |
| Mild | 11 (10.8) | 48 (24.4) |
| Moderate | 11 (10.8) | 40 (20.3) |
| Severe | 1 (1.0) | 12 (6.1) |
| Serious Adverse Events (SAE)[2] | 1 (1.0) | 4 (2.0) |

[1]Kirsch, Brandon, et al. "Efficacy and safety of topical sofpironium bromide gel for the treatment of axillary hyperhidrosis: A phase II, randomized, controlled, double-blinded trial." Journal of the American Academy of Dermatology 82.6 (2020): 1321-1327. [2]No SAEs observed in this study were treatment-related (3020-006 [5%], Pneumonia/septic shock; 3001-016 [15%], Cardiac myxoma; 3014-022 [15%], Suicide attempt; 3027-007 [15%], Depression; 3028-012 [15%], Pulmonary embolism). **Note**: Subjects who experienced one or more AEs are counted once for the closest relationship to investigational product and for the worst (or maximum) severity. Treatment-related includes the following categories: definitely related, probably related, or possibly related.

# Incidence of Treatment-Related TEAEs Occurring in ≥5% of Subjects

Long-term (48 weeks) daily topical application of sofpironium bromide gel was generally well tolerated

| Preferred Term[1] | SB gel, 5% (N = 102) | SB gel, 15% (N=197) |
|---|---|---|
| **Anticholinergic AEs** | | |
| Blurred Vision | 4.9% | 18.8% |
| Dry Mouth | 8.8% | 16.8% |
| Mydriasis | 1.0% | 5.1% |
| **Application Site AEs** | | |
| Pruritis | 5.9% | 14.7% |
| Pain | 3.9% | 14.7% |
| Dermatitis | 5.9% | 9.1% |
| Erythema | 4.9% | 7.6% |
| Irritation | 4.9% | 5.6% |
| **Infections and Infestations** | | |
| Upper respiratory tract infection | 8.8% | 4.1% |

[1]*Adverse events depicted here were present in at least one treatment group at ≥5%*

# Percentage of Subjects with Treatment-Related TEAEs Over Time

## The incidence of subjects with any TEAEs tended to decrease over time as remaining subjects acclimated to treatment



Percentage of Subjects with TEAEs
20%
15%
10%
5%
0%
SB 5%
SB 15%
2
4
6
8
12
24
48
Visit (Weeks)

Subjects at Study Visit [1]

| | 2 | 4 | 6 | 8 | 12 | 24 | 48 |
|---|---|---|---|---|---|---|---|
| SB 5% | 98 | 98 | 93 | 90 | 84 | 72 | 72 |
| SB 15% | 188 | 179 | 168 | 155 | 134 | 118 | 118 |

[1] Subjects at Study Visit are subjects with a visit corresponding to the week shown (i.e., still enrolled and receiving treatment at a given timepoint).

# Percentage of Subjects Discontinued Due to TEAEs Over Time

## The incidence of discontinuations due to TEAEs tended to decrease over time as remaining subjects acclimated to treatment



10%
8%
6%
4%
2%
0%
Percentage of Subjects Discontinued Due to TEAEs
SB 5%
SB 15%
0 to 6 Weeks
>6 to 12 Weeks
>12 to 24 Weeks
>24 to 48 Weeks
Time on Treatment

Subjects at Study Visit [1]

| | 0 to 6 Weeks | >6 to 12 Weeks | >12 to 24 Weeks | >24 to 48 Weeks |
|---|---|---|---|---|
| SB 5% | 102 | 93 | 90 | 84 |
| SB 15% | 197 | 168 | 155 | 134 |

[1] Subjects at Study Visit are subjects with a visit corresponding to the first week of the range shown (i.e., still enrolled and receiving treatment at a given timepoint).

# Summary of Anticholinergic AEs

## For both concentrations, the observed anticholinergic adverse events were mostly mild or moderate in severity and transient in nature

| PREFERRED TERM | SB gel, 5% n = 102 (%) | SB gel, 15% n = 197 (%) |
|---|---|---|
| All Anticholinergic | 16 (15.7) | 56 (28.4) |
| Blurred Vision | 5 (4.9)[1] | 37 (18.8)[2] |
| Dry Mouth | 9 (8.8) | 33 (16.8) |
| Mydriasis | 1 (1.0) | 10 (5.1) |
| Urinary Retention | 3 (2.9) | 7 (3.6) |
| Dry Eye | 1 (1.0) | 7 (3.6) |

[1]The severity was 3 subjects mild, 2 subjects moderate and 0 subjects severe. [2]The severity was 20 subjects mild, 12 subjects moderate and 5 subjects severe.
**Note:** A severe AE is not a SAE per FDA and ICH adverse event definitions. **Note:** If a subject experienced more than one episode of an adverse event, the subject is counted once for that Preferred Term.

# Discontinuation Due to Anticholinergic AEs

## There were few anticholinergic TEAEs leading to study discontinuation

| PREFERRED TERM | SB gel, 5% n = 102 (%) | SB gel, 15% n = 197 (%) |
|---|---|---|
| All Anticholinergic | 3 (3.0) | 16 (8.1) |
| Blurred Vision[1] | 2 (2.0) | 14 (7.1) |
| Dry Mouth | 0 | 1 (0.5) |
| Mydriasis | 0 | 1 (0.5) |
| Urinary Retention | 1 (1.0) | 0 |
| Dry Eye | 0 | 0 |

[1]The severity of blurred vision for those who discontinued from the SB gel, 15% group was evenly distributed: 4 subjects mild, 5 subjects moderate, 5 subjects severe. For the SB gel, 5% group, the severity of blurred vision for both subjects who discontinued was moderate.

# Percentage of Subjects Discontinued Due to Anticholinergic TEAEs Over Time

## The incidence of discontinuations due to anticholinergic TEAEs tended to decrease over time as remaining subjects acclimated to treatment


10%
8%
6%
4%
2%
0%
SB 5%
SB 15%
Percentage of Subjects Discontinued Due to Anticholinergic TEAEs
0 to 6 Weeks
>6 to 12 Weeks
>12 to 24 Weeks
>24 to 48 Weeks
Time on Treatment

| Subjects at Study Visit [1] | | | | |
|---|---|---|---|---|
| SB 5% | 102 | 93 | 90 | 84 |
| SB 15% | 197 | 168 | 155 | 134 |

[1] Subjects at Study Visit are subjects with a visit corresponding to the first week of the range shown (i.e., still enrolled and receiving treatment at a given timepoint).

# Efficacy Assessment: HDSM-Ax Responder Analysis

## 1- and 2-point responders on the HDSM-Ax scale at end of treatment Week 48 suggests clinically meaningful improvement of sweat severity


HDSM-Ax Responders (5% Group)
Week 48 (EOT)
Percent Responders
100%
80%
60%
40%
20%
0%
86.1%
69.4%
≥1-Point Responders
≥2-Point Responders
Responder Type


HDSM-Ax Responders (15% Group)
Week 48 (EOT)
Percent Responders
100%
80%
60%
40%
20%
0%
85.8%
61.9%
≥1-Point Responders
≥2-Point Responders
Responder Type

**Note:** The HDSM-Ax is defined as the mean of the items in Section 1 and questions 2a through 2e of the HDSM-Ax questionnaire. The mean is derived by taking the total score and dividing by the number of questions answered. Subjects must answer all 7 sub-items to be evaluable for the total score.
The denominator is defined as the number of subjects in each treatment group at the end of treatment (Week 48).

# Efficacy Assessment: HDSM-Ax Response Over Time

## There appears to be efficacy over 48 weeks of treatment as measured by ≥2-point improvement in HDSM-Ax



1.0
0.8
0.6
0.4
0.2
0.0
Proportion of Subjects
SB 5%
SB 15%
End of Treatment
(Wk. 48)
WK 2
WK 4
WK 6
WK 8
WK 12
WK 16
WK 20
WK 24
WK 28
WK 32
WK 36
WK 40
WK 44
WK 48
WK 52
Visit (Weeks)

Subjects at Study Visit [1]

| | | | | | | | | | | | | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| SB 5% | 97 | 96 | 93 | 92 | 86 | 86 | 84 | 83 | 80 | 81 | 77 | 73 | 72 | 72 | 69 |
| SB 15% | 186 | 178 | 166 | 167 | 152 | 140 | 133 | 133 | 129 | 125 | 123 | 117 | 112 | 113 | 116 |

[1] Subjects at Study Visit are subjects with a visit corresponding to the week shown (i.e., still enrolled and receiving treatment at a given timepoint).

**Note:** The proportions shown are the number of subjects in each treatment group meeting the criteria at each visit out of the number of subjects in each treatment group at each visit. The denominator is defined as the number of subjects in each treatment group at each visit, is displayed

# Conclusion

**Safety of long-term daily topical application of SB gel, 5% and 15% was consistent with prior clinical experience. Both concentrations led to measurable improvements in sweating severity for the majority of subjects**

- For both concentrations, observed TEAEs and anticholinergic adverse events were mostly mild or moderate in severity and transient in nature.
- The most common and expected anticholinergic treatment-related adverse events reported were blurred vision, mydriasis and dry mouth.
- No treatment-related SAEs were observed. No new safety signals emerged.
- TEAEs demonstrated decreased incidence over time and infrequently led to discontinuation.
- Clinically meaningful reductions in sweat severity as measured by HDSM-Ax were observed.

BrickellBio

NASDAQ: BBI

# Q&A

Making Fresh Tracks in Dermatology®

Investor Call | April 23, 2021